DREYFUS TAX EXEMPT CASH MANAGEMENT
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to report the performance of Dreyfus Tax Exempt Cash Management for the 12-month period ended January 31, 1997 as shown in the following table:

                                                                                                  Annualized
                                                      Annualized Yield                         Effective Yield*
                                                      _________________                        _______________
            Institutional Shares                           3.25%                                    3.30%
            Investor Shares                                3.00%                                    3.04%
            Administrative Shares **                       3.22%                                    3.27%
            Participant Shares **                          2.92%                                    2.96%

THE ECONOMY
    In recent months, the U.S. economy appeared to be advancing more rapidly than it had been previously, as incoming data reflected an accelerated pace. December's strong gains in nonfarm payrolls and the length of the workweek, along with upward revisions of both for November, convinced many analysts that fourth quarter Gross Domestic Product (GDP) growth would be strong _ in the 4% range. Their estimates were, in actuality, low, as the reported GDP rate was a brisk 4.7%. While such strong economic growth has not yet produced higher inflation, forthcoming data on wage and benefits growth, home sales, and purchasing managers' outlays may rekindle inflation concerns. Some Federal Reserve Board officials have been voicing concern already, although Fed Chairman Greenspan gave little sense of urgency in his commentary to the Senate Budget Committee on January 21. Additionally, the Fed Beige Book survey of national economic conditions contained few hints of price pressures.
    Given these indications, the Fed seems likely to rely on anti-inflation rhetoric rather than action until evidence of price pressures becomes more persuasive. Nonetheless, words of caution from Fed Chairman Alan Greenspan during December, and January's robust economic data, have pushed up market interest rates on six-month to one-year money market securities, as investors begin to see the possibility of higher rates ahead.
MARKET ENVIRONMENT/PORTFOLIO
    The economic picture is always an important component of our overall portfolio strategy. However, market expectations can also affect the short-term municipal market_as was the case in this most recent period. The anticipation of Federal Reserve activity prior to the Presidential election this past November left the market jittery, while the lack of Fed action in the weeks following the election helped settle the market into a trading range. However, various other influences which affect our market (most specifically supply/demand) can lead us to adjust our strategy, and result in a portfolio structure and/or average maturity which may not appear to coincide exactly with interest rate moves, economic conditions, or forecasts. For example, during this period, one might have expected that your Fund's average maturity would be relatively short in expectation of higher rates. However, due to the dearth of supply of high quality note issues in the municipal note market, we were able to extend the average maturity beyond 50 days, and lock in attractive rates as 1996 drew to a close. This strategy served us well when rates dropped significantly (albeit temporarily) in January, and also left flexibility to extend further should conditions warrant and opportunities arise.
    In the coming months, we expect additional technical market situations to occur such as increased redemptions due to tax payments during April and the maturation of significant note issues in June. As a result of these anticipated market events, we expect to adjust the portfolio's composition to respond to the supply and cashflow changes in an effort to maximize your Fund's yield performance. As we endeavor to accomplish this, we will continue to commit to those issues which meet our high quality investment guidelines and which provide the appropriate level of liquidity for your Fund's needs. Additionally, we will monitor those conditions which affect our marketplace and adjust our investment policy where necessary to enhance your Fund's return.
    Included in this report is a series of detailed statements about your Fund's holdings and its financial condition., We hope they are informative. Please know that we appreciate greatly your continued confidence in the Fund and in The Dreyfus Corporation.
                              Very truly yours,

                          [Richard J. Moynihan signature logo]
                              Richard J. Moynihan
                              Director, Municipal Portfolio Management
                              The Dreyfus Corporation
February 18, 1997
New York, N.Y.

* Annualized effective yield takes into account the effect of compounding and is based upon dividends declared daily and reinvested monthly.
**Since inception on November 21, 1996.

DREYFUS TAX EXEMPT CASH MANAGEMENT
STATEMENT OF INVESTMENTS                                                                                JANUARY 31, 1997
                                                                                                    Principal
Tax Exempt Investments_100.0%                                                                        Amount             Value
                                                                                                   ___________       ___________
Alabama_.5%
McIntosh Industrial Development Board, PCR, VRDN (CIBA-Geigy Corp. Project)
    3.65% (LOC; Credit Suisse) (a,b)........................................                     $   9,200,000       $ 9,200,000
Arkansas_.7%
University of Arkansas, University Revenues, VRDN (UAMS Campus)
    3.65% (LOC; Credit Suisse) (a,b)........................................                        12,700,000        12,700,000
California_10.0%
State of California:
    RAN 4.50%, 6/30/97......................................................                        15,000,000        15,031,208
    VRDN 3.60%, Series C-5 (LOC: Bank of America, Bank of Nova Scotia,
      Commerzbank and National Westminster Bank) (a,b)......................                        24,100,000        24,100,000
California Public Capital Improvements Financing Authority, Revenue
    (Pooled Project) 3.65%, Series C, 3/17/97 (LOC; National Westminster Bank) (b)                  10,000,000        10,000,000
California School Cash Reserve Program Authority, Revenue
    4.75%, Series A, 7/2/97 (Insured; MBIA).................................                        47,000,000        47,160,235
Chula Vista, VRDN 3.55%, Series A (LOC; San Diego Gas and Electric Co.) (a,b)                        9,100,000         9,100,000
Los Angeles County, TRAN 4.50%, Series A, 6/30/97 (LOC: Bank of America, Credit Suisse,
    Morgan Guaranty Trust Co., Union Bank of Switzerland and WestDeutsche Landesbank) (b)           27,000,000        27,056,973
Los Angeles County Transportation Commission, Sales Tax Revenue, Refunding, VRDN
    3.40%, Series A (BPA; Bayerishe Landesbank and Insured; FGIC) (a).......                        14,200,000        14,200,000
Los Angeles Metropolitan Transportation Authority, Sales Tax Revenue, Refunding, VRDN
    (Prop C-Second Series)
    3.45%, Series A (BPA; Credit Locale de France and Insured; MBIA) (a)....                        10,000,000        10,000,000
Sacramento County, MFHR, VRDN 3.70%, Series B (LOC; Dai-Ichi Kangyo Bank) (a,b)                      6,900,000         6,900,000
Sacramento County Housing Authority, MFHR, Refunding, VRDN (Grouse Run Apartments)
    3.50% (LOC; Bank of America) (a,b)......................................                         6,500,000         6,500,000
Colorado_1.8%
City and County of Denver, MFHR, Refunding, VRDN (Parliament Apartments)
    3.70% (Corp. Guaranty; Connecticut General) (a).........................                        22,200,000        22,200,000
Douglas County, MFHR, VRDN (Autumn Chase Project) 3.60% (LOC; Citibank) (a,b)                        9,500,000         9,500,000
Connecticut_2.4%
State of Connecticut:
    Special Assessment Unemployment Compensation Advance Fund, Revenue
      (Connecticut Unemployment) 3.90%, Series C, 7/1/97 (Insured; FGIC)....                        23,000,000        23,000,000
    Special Tax Obligation Revenue, VRDN (Transportation Infrastructure-1)
      3.50% (LOC; Commerzbank) (a,b)........................................                        12,500,000        12,500,000
Connecticut Development Authority, PCR, Refunding, VRDN
    (Connecticut Light and Power Co. Project)
    3.55%, Series A (LOC; Deutsche Bank) (a,b)..............................                         5,500,000         5,500,000
Delaware_3.6%
Delaware Economic Development Authority, Revenue, VRDN (Hospital Billing Collection):
    3.60%, Series A (BPA; Morgan Stanley and Co. and Insured; MBIA) (a).....                         9,700,000         9,700,000

DREYFUS TAX EXEMPT CASH MANAGEMENT
STATEMENT OF INVESTMENTS (CONTINUED)                                                                        JANUARY 31, 1997
                                                                                                    Principal
Tax Exempt Investments (continued)                                                                    Amount           Value
                                                                                                   ___________       ___________
Delaware (continued)
Delaware Economic Development Authority, Revenue,
    VRDN (Hospital Billing Collection) (continued):
      3.60%, Series B (BPA; Morgan Stanley and Co. and Insured; MBIA) (a)...                     $  33,200,000     $  33,200,000
      3.60%, Series C (BPA; Morgan Stanley and Co. and Insured; MBIA) (a)...                        18,700,000        18,700,000
District of Columbia_6.3%
District of Columbia:
    Revenue (Supplemental Student Loan) 4.33%, 7/1/97 (LOC; Bank of Tokyo-Mitsubishi) (b)            9,000,000         9,010,023
    VRDN:
      (General Fund Recovery):
          3.70%, Series B-1 (LOC; Union Bank of Switzerland) (a,b)..........                        22,900,000        22,900,000
          3.70%, Series B-2 (LOC; WestDeutsche Landesbank) (a,b)............                        13,700,000        13,700,000
          3.70%, Series B-3 (LOC; Landesbank Hessen) (a,b)..................                        43,100,000        43,100,000
      Refunding:
          3.70%, Series A-5 (LOC; Bank of Nova Scotia) (a,b)................                         7,500,000         7,500,000
          3.70%, Series A-6 (LOC; National Westminster Bank) (a,b)..........                        10,800,000        10,800,000
Florida_3.4%
Orange County Housing Finance Authority, MFHR, VRDN (Heather Glenn Apartments)
    3.55%, Series B (LOC; FNMA) (a,b).......................................                        12,600,000        12,600,000
Pinellas County Health Facilities Authority, Revenue, Refunding, VRDN
    (Pooled Hospital Loan Program) 3.60% (LOC; Chase Manhattan Bank) (a,b)..                         5,000,000         5,000,000
Saint Lucie County, PCR, Refunding, VRDN
    (Florida Power and Light Co. Project)
    3.65% (LOC; Florida Power and Light Co.) (a,b)..........................                         8,400,000         8,400,000
Sunshine State Governmental Financing Commission, Revenue, CP:
    3.40%, Series B, 2/12/97 (Liquidity; State Board of Administration of Florida)                  22,090,000        22,090,000
    3.50%, 4/10/97 (Liquidity; State Board of Administration of Florida)....                         9,480,000         9,480,000
Georgia_.7%
Burke County Development Authority, PCR, VRDN (Georgia Power Co-Vogtle Project)
    3.70% (LOC; Georgia Power Co.) (a,b)....................................                        12,500,000        12,500,000
Illinois_1.3%
Glendale Heights, Multi-Family Revenue, VRDN (Glendale Lake Project)
    3.60% (LOC; Citibank) (a,b).............................................                        15,345,000        15,345,000
Illinois Health Facilities Authority, Revenue, VRDN (SSM Health Care Project)
    3.50%, Series A (LOC; Rabobank) (a,b)...................................                         6,200,000         6,200,000
Indiana_2.6%
Indiana Bond Bank, Advanced Funding Program Notes
    4.25%, Series A-2, 1/21/98 (SBPA; Norwest Bank).........................                        29,000,000        29,148,190
Petersburg, PCR, Refunding, VRDN (Indiana Power and Light)
    3.60%, Series B (Liquidity; Indianapolis Power and Light and Insured; AMBAC) (a)                15,000,000        15,000,000
Louisiana_1.7%
Jefferson Parish Hospital Service District No.2, HR, VRDN 3.55% (Insured; FGIC) (a)                  9,000,000         9,000,000

DREYFUS TAX EXEMPT CASH MANAGEMENT
STATEMENT OF INVESTMENTS (CONTINUED)                                                                      JANUARY 31, 1997
                                                                                                    Principal
Tax Exempt Investments (continued)                                                                    Amount           Value
                                                                                                   ___________      ___________
Louisiana (continued)
Louisiana Offshore Terminal Authority, Deepwater Port Revenue, Refunding, VRDN
    (First Stage-Loop Inc.)
    3.60%, Series A (LOC; Union Bank of Switzerland) (a,b)..................                     $   8,000,000       $ 8,000,000
Plaquemines Port Harbor and Terminal District, Port Facilities Revenue
    (International Marine Terminal Project)
    3.25%, Series A, 3/17/97 (LOC; Morgan Guaranty Trust Co.) (b)...........                        12,000,000        12,000,000
Maine_1.6%
Orrington, RRR, VRDN (Penobscott Energy Recovery Project)
    3.425%, Series A (LOC: Bank of Nova Scotia, Bankers Trust, Canadian Imperial Bank
    of Commerce and Toronto-Dominion Bank) (a,b)............................                        27,700,000        27,700,000
Maryland_.8%
Baltimore County, EDR, Refunding, VRDN (Blue Circle Inc. Project)
    3.55% (LOC; Danske Bank) (a,b)..........................................                        13,600,000        13,600,000
Massachusetts_1.9%
Massachusetts Health and Educational Facilities Authority, Revenue, VRDN
    (Capital Assets Program):
      3.55%, Series D (Liquidity; Credit Suisse and Insured; MBIA) (a)......                        13,800,000        13,800,000
      3.60%, Series E (LOC; First Chicago Corp.) (a,b)......................                        18,000,000        18,000,000
Michigan_3.8%
Michigan Building Authority, Revenue, CP
    3.50%, Series 1, 5/1/97 (LOC; Canadian Imperial Bank of Commerce) (b)...                        21,415,000        21,415,000
Michigan Hospital Finance Authority, VRDN (Hospital Equipment Loan Program)
    3.50% (LOC; Comerica Bank) (a,b)........................................                         4,900,000         4,900,000
Michigan Housing Development Authority, LOR, VRDN (Laurel Valley)
    3.55% (LOC; National Westminster Bank) (a,b)............................                         5,900,000         5,900,000
Michigan Strategic Fund, LOR, Refunding, VRDN (Detroit Edison)
    3.60%, Series CC (LOC; Barclays Bank) (a,b).............................                         6,400,000         6,400,000
Michigan Underground Storage Tank Financial Assurance Authority, Revenue, CP
    3.60%, Series I, 2/5/97 (LOC; Canadian Imperial Bank of Commerce) (b)...                        20,000,000        20,000,000
Monroe County Economic Development Corporation, LOR, Refunding, VRDN (Detroit Edison)
    3.60% (LOC; Barclays Bank) (a,b)........................................                         7,200,000         7,200,000
Missouri_1.0%
Missouri Health and Educational Facilities Authority, VRDN:
    Educational Facilities Revenue, Refunding (Washington University)
      3.70%, Series B (Liquidity; Morgan Guaranty Trust Co.) (a)............                        10,800,000        10,800,000
    Health Facilities Revenue (SSM Health Care Project)
      3.50%, Series A (LOC; Rabobank Nederland) (b).........................                         6,300,000         6,300,000
Nebraska_1.9%
Nebraska Higher Education Loan Program Inc., Revenue, VRDN (Student Loan Program)
    3.55%, Series C (BPA; Student Loan Marketing Association and Insured; MBIA) (a)                 27,340,000        27,340,000

DREYFUS TAX EXEMPT CASH MANAGEMENT
STATEMENT OF INVESTMENTS (CONTINUED)                                                                       JANUARY 31, 1997
                                                                                                    Principal
Tax Exempt Investments (continued)                                                                    Amount            Value
                                                                                                   ___________       ___________
Nebraska (continued)
Nebraska Investment Finance Authority, HR, VRDN (Depreciation Assets)
    3.55%, Series A (Insured; FGIC and Liquidity; First Bank National Association) (a)            $  4,280,000      $  4,280,000
New Jersey_8.6%
Essex County Improvement Authority, Project Revenue, VRDN (County Asset Sale Project)
    3.35% (BPA; Morgan Guaranty Trust Co. and Insured; AMBAC) (a)...........                        10,000,000        10,000,000
Hudson County Improvement Authority, VRDN (Essential Purpose Pooled Government)
    3.45% (LOC: Comerica Bank and Fuji Bank) (a,b)..........................                        11,200,000        11,200,000
State of New Jersey, CP 3.50%, 4/10/97 (Liquidity; Union Bank of Switzerland)                       19,000,000        19,000,000
New Jersey Health Care Facilities Financing Authority, Revenue, VRDN
    (Capital Asset Financing)
    3.35%, Series D (LOC; Chase Manhattan Bank) (a,b).......................                         7,000,000         7,000,000
New Jersey Sports and Exposition Authority, VRDN (State Contract)
    3.35%, Series C (Insured; MBIA and Liquidity; Barclays Bank) (a)........                        36,655,000        36,655,000
New Jersey Turnpike Authority, Revenue, Refunding, VRDN
    3.35%, Series D (BPA; Societe Generale and Insured; FGIC) (a)...........                        63,700,000        63,700,000
New York_19.4%
City of New York:
    RAN 4.50%, Series B, 6/30/97 (LOC: Bank of Nova Scotia,
      Canadian Imperial Bank of Commerce and Commerzbank) (b)...............                        42,000,000        42,180,594
    VRDN:
      3.60%, Series B-Subseries B-6
          (Liquidity; WestDeutsche Landesbank and Insured; MBIA) (a)........                        17,050,000        17,050,000
      3.65%, Subseries E-5 (LOC; Morgan Guaranty Trust Co.) (a,b)...........                         8,300,000         8,300,000
New York City Industrial Development Agency, Civil Facility Revenue, VRDN
    (Children's Oncology Society-Ronald McDonald House)
    3.40% (LOC; Barclays Bank) (a,b)........................................                         4,700,000         4,700,000
New York City Municipal Water Finance Authority, Water and Sewer Systems Revenue, VRDN:
    3.65%, Series C (Insured; FGIC) (a).....................................                         5,400,000         5,400,000
    3.65%, Series G (Insured; FGIC) (a).....................................                        13,000,000        13,000,000
    3.75%, Series A (Insured; FGIC) (a).....................................                         8,000,000         8,000,000
New York City Trust, Cultural Resources Revenue, VRDN
    (American Museum of Natural History)
    3.35%, Series B (Insured; MBIA and SBPA; Credit Suisse) (a).............                         6,900,000         6,900,000
New York State Dormitory Authority, Revenues:
    CP (Memorial Sloan Kettering)
      3.55%, Series A, 2/27/97 (LOC; Chase Manhattan Bank) (b)..............                        11,000,000        11,000,000
    VRDN (Metropolitan Museum of Art)
      3.40%, Series A (Guaranteed by; Metropolitan Museum of Art) (a).......                         2,800,000         2,800,000
New York State Energy, Research and Development Authority, PCR, VRDN
    (Orange/Rockland Utility)
    3.35%, Series A (BPA; Societe Generale and Insured; AMBAC) (a)..........                         18,500,000       18,500,000
New York State Local Government Assistance Corporation, VRDN:
    3.35%, Series G (LOC; National Westminster Bank) (a,b)..................                         26,900,000       26,900,000

DREYFUS TAX EXEMPT CASH MANAGEMENT
STATEMENT OF INVESTMENTS (CONTINUED)                                                                       JANUARY 31, 1997
                                                                                                    Principal
Tax Exempt Investments (continued)                                                                   Amount              Value
                                                                                                  ____________      ____________
New York (continued)
New York State Local Government Assistance Corporation, VRDN (continued):
    3.40%, Series B (LOC; Credit Suisse) (a,b)..............................                     $  18,100,000     $  18,100,000
    3.40%, Series C (LOC; Landesbank Hessen-Thuringen) (a,b)................                        36,100,000        36,100,000
    3.45%, Series A (LOC: Credit Suisse and Union Bank of Switzerland) (a,b)                        31,200,000        31,200,000
New York State Medical Care Facilities Finance Agency, Revenue, VRDN
    (Pooled Loan Equipment Program)
    3.45% (LOC; Chase Manhattan Bank) (a,b).................................                        55,700,000        55,700,000
Suffolk County, TAN 4%, Series I, 8/14/97 (LOC: Canadian Imperial Bank of Commerce,
    National Westminster Bank and WestDeutsche Landesbank) (b)..............                        25,000,000        25,066,157
North Carolina_.6%
North Carolina Medical Care Commission, VRDN (Pooled Financing Project)
    3.70%, Series A (LOC; Nationsbank) (a,b)................................                         9,900,000         9,900,000
Ohio_1.3%
Cincinnati and Hamilton County Port Authority, IDR, VRDN (Multi-Color Corp. Project)
    3.50% (LOC; PNC Bank of Ohio) (a,b).....................................                         1,100,000         1,100,000
Green County, Certificates of Indebtedness, BAN 3.88%, 6/4/97...............                        14,000,000        14,007,265
Scioto County, Marine Terminal Facilities Revenue, Refunding, VRDN
    (Norfolk Southern Corp. Project) 3.55% (LOC; Norfolk Southern Corp.) (a,b)                       7,500,000         7,500,000
Oregon_.6%
Port Morrow, Revenue, Refunding, VRDN (Portland General Electric-Boardman Project)
    3.75% (LOC; Industrial Bank of Japan) (a,b).............................                        10,500,000        10,500,000
Pennsylvania_3.0%
Allegheny County Port Authority, GAN
    3.90%, Series A, 6/30/97 (LOC; PNC Bank) (b)............................                        17,755,000        17,755,000
Emmaus General Authority, Revenue, VRDN:
    3.65%, Subseries E-5 (LOC; Midland Bank) (a,b)..........................                         8,000,000         8,000,000
    3.65%, Series E-9 (LOC; Midland Bank) (a,b).............................                        10,000,000        10,000,000
    3.65%, Subseries G-5 (LOC; Midland Bank) (a,b)..........................                         4,000,000         4,000,000
Schuylkill County Industrial Development Authority, RRR, VRDN
    (Westwood Energy Property Project)
    3.75% (LOC; Fuji Bank) (a,b)............................................                         7,700,000         7,700,000
Washington County Authority, Lease Revenue, VRDN
    (Higher Education Pooled Equipment Lease Project)
    3.60%, Series 1985A (LOC; First Union National Bank) (a,b)..............                         3,400,000         3,400,000
South Carolina_.2%
Sumter County, Industrial Revenue, VRDN (Bendix Corp. Project)
    4.075% (LOC; Sumitomo Bank) (a,b).......................................                         4,000,000         4,000,000
Texas_12.0%
Bexar County Health Facility Development Corporation, VRDN (Air Force Village)
    3.55% (LOC; Rabobank Nederland) (a,b)...................................                        14,300,000        14,300,000
Dallas County, Permanent Improvement Revenue
    3.75%, Series C, 6/17/97 (SBPA; Union Bank of Switzerland)..............                         8,375,000         8,375,000

DREYFUS TAX EXEMPT CASH MANAGEMENT
STATEMENT OF INVESTMENTS (CONTINUED)                                                                       JANUARY 31, 1997
                                                                                                    Principal
Tax Exempt Investments (continued)                                                                    Amount          Value
                                                                                                    ___________     ___________
Texas (continued)
Greater East Texas Higher Education Authority Inc., Student Loan Revenue, Refunding
    4.05%, Series A, 9/1/97 (LOC; Student Loan Marketing Association) (b)...                     $  21,000,000     $  21,000,000
Gulf Coast Waste Disposal Authority, VRDN (Amoco Oil Co. Project)
    3.60% (Corp. Guaranty; Amoco Credit Corp.) (a)..........................                        29,340,000        29,340,000
Harris County Health Facilities Development Corporation, HR, VRDN
    (Texas Children's Hospital) 3.55%, Series B-1 (LOC; Bank of America) (a,b)                       8,300,000         8,300,000
North Central Texas Health Facility Development Corporation, Revenue, VRDN
    (Methodist Hospitals Dallas)
    3.70%, Series B (BPA; Chase Manhattan Bank and Insured; MBIA) (a).......                         7,700,000         7,700,000
Sabine River Authority, VRDN (Texas Utility Electric Co. Project)
    3.65% (Insured; AMBAC and SBPA; The Bank of New York) (a)...............                         6,700,000         6,700,000
State of Texas, TRAN 4.75%, 8/29/97.........................................                        77,800,000        78,247,957
Texas Department of Housing and Community Affairs, MFHR, VRDN (Higher Point III)
    3.45%, Series A (LOC; Trust Co. Bank of Georgia) (a,b)..................                        12,490,000        12,490,000
Texas Health Facilities Development Corporation, HR, VRDN (North Texas Pooled Health)
    3.50%, Series 85A (LOC; Banque Paribas) (a,b)...........................                        17,900,000        17,900,000
Utah_.9%
Intermountain Power Agency, Power Supply Revenue
    3.93%, Series E, 6/16/97 (LOC; Morgan Guaranty Trust Co.) (b)...........                        15,000,000        15,000,000
Virginia_1.6%
Henrico County Industrial Development Authority, Health Facility Revenue, VRDN
    (Hermitage Project) 3.70% (LOC; Nations Bank of Virginia) (a,b).........                        16,600,000        16,600,000
Peninsula Ports Authority, Port Facility Revenue, Refunding, VRDN (Shell Oil Co.)
    3.65% (LOC; Shell Oil Co.) (a,b)........................................                        10,100,000        10,100,000
Washington_1.9%
Snohomish County Public Utilities District No.1, Electric Revenue, VRDN
    (Generation Systems)
    3.50% (Insured; MBIA and SBPA; Industrial Bank of Japan) (a)............                        10,760,000        10,760,000
Washington Public Power Supply System, Revenue, Refunding, VRDN (Nuclear Project No.3)
    3.45% (LOC; National Westminster Bank) (a,b)............................                        21,700,000        21,700,000
Wisconsin_.6%
State of Wisconsin, Operating Notes 4.50%, 6/16/97..........................                        10,000,000        10,020,647
U.S. Related_3.3%
Commonwealth of Puerto Rico, Government Development Bank:
    CP 3.35%, 3/12/97.......................................................                        20,000,000        20,000,000
    VRDN 3.20% (LOC; Credit Suisse) (a,b)...................................                        36,600,000        36,600,000
                                                                                                                  ______________
TOTAL INVESTMENTS (cost $1,707,104,249).....................................                                      $1,707,104,249
                                                                                                                 ================

DREYFUS TAX EXEMPT CASH MANAGEMENT

Summary of Abbreviations
AMBAC         American Municipal Bond Assurance Corporation      LOR     Limited Obligation Revenue
BAN           Bond Anticipation Notes                            MBIA    Municipal Bond Investors Assurance
BPA           Bond Purchase Agreement                                         Insurance Corporation
CP            Commercial Paper                                   MFHR    Multi-Family Housing Revenue
EDR           Economic Development Revenue                       PCR      Pollution Control Revenue
FGIC          Financial Guaranty Insurance Company               RAN      Revenue Anticipation Notes
FNMA          Federal National Mortgage Association              RRR      Resources Recovery Revenue
GAN           Grant Anticipation Notes                           SBPA    Standby Bond Purchase Agreement
HR            Hospital Revenue                                   TAN      Tax Anticipation Notes
IDR           Industrial Development Revenue                     TRAN    Tax and Revenue Anticipation Notes
LOC           Letter of Credit                                   VRDN    Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)
Fitch (c)              or          Moody's             or         Standard & Poor's          Percentage of Value
____                               ____________                  ___________________         ____________________
F1+/F1                             VMIG1/MIG1, P1 (d)             SP1+/SP1, A1+/A1 (d)              96.0%
F2                                 VMIG2/MIG2, P2                 SP2, A2                            1.6
AAA/AA (e)                         Aaa/Aa (e)                     AAA/AA (e)                         1.3
Not Rated (f)                      Not Rated (f)                  Not Rated (f)                      1.1
                                                                                                   ______
                                                                                                   100.0%
                                                                                                   =======

Notes to Statement of Investments:
    (a) Securities payable on demand. The interest rate, which is subject to change, is based upon bank prime rates or an index of market interest rates.
    (b) Secured by letters of credit. At January 31, 1997, 58.4% of the Fund's net assets are backed by letters of credit issued by domestic banks, foreign banks, brokerage firms, corporations and government agencies.
    (c) Fitch currently provides creditworthiness information for a limited number of investments.
    (d) P1 and A1 are the highest ratings assigned tax exempt commercial paper by Moody's and Standard & Poor's, respectively.
    (e) Notes which are not F, MIG or SP rated are represented by bond ratings of the issuers.
    (f) Securities which, while not rated by Fitch, Moody's and Standard & Poor's have been determined by the Fund's Board of Trustees to be of comparable quality to those rated securities in which the Fund may invest.











SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS TAX EXEMPT CASH MANAGEMENT
STATEMENT OF ASSETS AND LIABILITIES                                                                    JANUARY 31, 1997
                                                                                                Cost                  Value
                                                                                           _______________       _______________
ASSETS:                          Investments in securities_See Statement of Investments     $1,707,104,249       $1,707,104,249
                                 Cash.......................................                                          1,950,681
                                 Interest receivable........................                                         10,891,762
                                                                                                                 _______________
                                                                                                                  1,719,946,692
                                                                                                                 _______________
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                          208,019
                                 Due to Distributor.........................                                              8,186
                                 Payable for investment securities purchased                                         29,148,190
                                                                                                                 _______________
                                                                                                                     29,364,395
                                                                                                                 _______________
NET ASSETS..................................................................                                     $1,690,582,297
                                                                                                                ===============
REPRESENTED BY:                  Paid-in capital............................                                     $1,691,050,426
                                 Accumulated net realized gain (loss) on investments                                  (468,129)
                                                                                                                 _______________
NET ASSETS..................................................................                                     $1,690,582,297
                                                                                                                ===============

                                                      NET ASSET VALUE PER SHARE
                                                     ___________________________

                                                       Institutional      Administrative        Investor         Participant
                                                          Shares             Shares             Shares              Shares
                                                     _______________       ____________        _________         ____________
Net Assets.................................           $1,646,150,869          $ 100           $44,431,228            $ 100
Shares Outstanding.........................            1,646,602,718            100            44,447,508              100
NET ASSET VALUE PER SHARE..................                    $1.00          $1.00                 $1.00            $1.00
                                                               =====          =====                ======            ======



SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS TAX EXEMPT CASH MANAGEMENT
STATEMENT OF OPERATIONS                                                                             YEAR ENDED JANUARY 31, 1997
INVESTMENT INCOME
INCOME                           Interest Income............................                                         $49,726,688
EXPENSES:                        Management fee_Note 2(a)...................                  $  2,873,913
                                 Distribution fees_Note 2(b)................                       142,130
                                                                                               ___________
                                     Total Expenses.........................                                          3,016,043
                                                                                                                   _____________
INVESTMENT INCOME-NET.......................................................                                         46,710,645
NET REALIZED GAIN (LOSS) ON INVESTMENTS_Note 1(b)...........................                                           (143,888)
                                                                                                                   _____________
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                        $46,566,757
                                                                                                                   =============



SEE NOTES TO FINANCIAL STATEMENTS.


DREYFUS TAX EXEMPT CASH MANAGEMENT
STATEMENT OF CHANGES IN NET ASSETS
                                                                                       Year Ended                Year Ended
                                                                                    January 31, 1997          January 31, 1996
                                                                                 _____________________       _________________
OPERATIONS:
    Investment income_net.............................................           $       46,710,645          $    53,781,575
    Net realized gain (loss) on investments...........................                    (143,888)                 (146,895)
                                                                                 _____________________       _________________
          Net Increase (Decrease) in Net Assets Resulting from Operations                46,566,757               53,634,680
                                                                                 _____________________       _________________
DIVIDENDS TO SHAREHOLDERS FROM:
    Investment income_net:
      Institutional Shares (1)........................................                  (45,012,769)             (51,734,254)
      Investor Shares (1).............................................                   (1,697,876)              (2,047,321)
                                                                                 _____________________       _________________
          Total Dividends.............................................                  (46,710,645)             (53,781,575)
                                                                                 _____________________       _________________
BENEFICIAL INTEREST TRANSACTIONS ($1.00 per share):
    Net proceeds from shares sold:
      Institutional Shares (1)........................................                 9,298,861,788           9,164,962,455
      Administrative Shares (2).......................................                           100                ____
      Investor Shares (1).............................................                   296,939,516             246,403,713
      Participant Shares (2)..........................................                           100                ____
    Dividends reinvested:
      Institutional Shares (1)........................................                     8,434,270               9,367,571
      Investor Shares (1).............................................                      465,948                1,222,265
    Cost of shares redeemed:
      Institutional Shares (1)........................................               (9,027,504,862)          (9,106,993,170)
      Investor Shares (1).............................................                 (332,780,607)            (215,233,621)
                                                                                 _____________________       _________________
          Increase (Decrease) in Net Assets from Beneficial
               Interest Transactions                                                    244,416,253               99,729,213
                                                                                 _____________________       _________________
            Total Increase (Decrease) in Net Assets...................                  244,272,365                99,582,318
NET ASSETS:
    Beginning of Period...............................................                1,446,309,932            1,346,727,614
                                                                                 _____________________       _________________
    End of Period.....................................................             $  1,690,582,297         $  1,446,309,932
                                                                                ======================     ====================
(1)  Effective November 20, 1996, Class A shares were redesignated as
Institutional Shares and Class B shares were redesignated
as Investor Shares.
(2)  From November 21, 1996 (commencement of initial offering) to
January 31, 1997.





SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS TAX EXEMPT CASH MANAGEMENT
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                                             Administrative
                                                                         Institutional Shares                     Shares
                                            _______________________________________________________________     ____________
                                                                                                               Period Ended
                                                                        Year Ended January 31,                  January 31,
                                            _______________________________________________________________     ____________
PER SHARE DATA:                              1997(1)         1996         1995           1994         1993          1997(2)
                                             _______        _______      _______        _______      _______       _______
    Net asset value, beginning of period      $1.00         $1.00         $1.00         $1.00         $1.00        $  1.00
                                             _______        _______      _______        _______      _______       _______
    Investment Operations:
    Investment income_net...............       .033          .037          .028          .023          .028          .006
                                             _______        _______      _______        _______      _______       _______
    Distributions:
    Dividends from investment income-net      (.033)       (.037)        (.028)         (.023)        (.028)        (.006)
                                             _______        _______      _______        _______      _______       _______
    Net asset value, end of period......      $1.00         $1.00         $1.00         $1.00         $1.00         $1.00
                                             ======        ======       =======        =======      =======        =======
TOTAL INVESTMENT RETURN...............        3.31%         3.72%         2.83%         2.29%         2.83%        3.24%(3)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average
        net assets                             .20%          .20%          .20%          .20%          .20%         .30%(3)
    Ratio of net investment income
      to average net assets.......            3.25%         3.64%         2.73%         2.26%         2.77%         3.54%(3)
    Decrease reflected in
      above expense ratios
      due to undertakings by the Manager       _            _              _             .04%          .04%             _
    Net Assets, end of period
      (000's Omitted)                    $1,646,151    $1,366,497    $1,299,301    $1,739,787    $1,838,786             _
(1)    Effective November 20, 1996, Class A shares were
redesignated as Institutional Shares.
(2)    From November 21, 1996 (commencement of initial
offering) to January 31, 1997.
(3)    Annualized.


SEE NOTES TO FINANCIAL STATEMENTS.
DREYFUS TAX EXEMPT CASH MANAGEMENT
FINANCIAL HIGHLIGHTS (CONTINUED)
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.














                                                                                                                    Participant
                                                                         Investor Shares                              Shares
                                                  ______________________________________________________          ______________
                                                                                                                  Period Ended
                                                                      Year Ended January 31,                       January 31,
                                                  ______________________________________________________
PER SHARE DATA:                                    1997(1)           1996            1995       1994(2)              1997(3)
                                                   _______         _______          _______     _______              _______
    Net asset value, beginning of period.......    $  1.00         $  1.00          $  1.00     $  1.00             $  1.00
                                                   _______         _______          _______     _______              _______
    Investment Operations:
    Investment income_net.....................        .030            .034             .025        .001                .006
                                                   _______         _______          _______     _______              _______
    Distributions:
    Dividends from investment income-net.......      (.030)         (.034)           (.025)       (.001)              (.006)
                                                   _______         _______          _______     _______              _______
    Net asset value, end of period............     $  1.00         $  1.00          $  1.00     $  1.00             $  1.00
                                                   =======         =======          =======     ========            =======
TOTAL INVESTMENT RETURN.......................       3.05%           3.46%            2.57%      1.83%(4)          2.94%(4)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets....       .45%            .45%             .45%      .45%(4)            .60%(4)
    Ratio of net investment income
      to average net assets..................        2.98%           3.39%            2.74%      1.87%(4)           3.29%(4)
    Net Assets, end of period (000's Omitted)      $44,431         $79,813         $ 47,427          $1                  _
(1)    Effective November 20, 1996, Class B shares were
redesignated as Investor Shares.
(2)    From January 10, 1994 (commencement of
initial offering) to January 31, 1994.
(3)    From November 21, 1996 (commencement of
initial offering) to January 31, 1997.
(4)    Annualized.




SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS TAX EXEMPT CASH MANAGEMENT
NOTES TO FINANCIAL STATEMENTS
NOTE 1_SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus Tax Exempt Cash Management (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company. The Fund's investment objective is to provide investors with as high a level of current income exempt from Federal income tax as is consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A.
    Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares, which are sold without a sales load. The Fund is authorized to issue an unlimited number of $.001 par value shares in the following classes of shares: Institutional Shares, Administrative Shares, Investor Shares and Participant Shares. Effective November 20, 1996, Class A shares were redesignated as Institutional Shares and Class B shares were redesignated as Investor Shares. Administrative Shares, Investor Shares and Participant Shares are subject to a Service Plan adopted pursuant to Rule 12b-1 under the Act. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.
    It is the Fund's policy to maintain a continuous net asset value per share of $1.00; the Fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the Fund will be able to maintain a stable net asset value per share of $1.00.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (A) PORTFOLIO VALUATION: Investments are valued at amortized cost, which has been determined by the Fund's Board of Trustees to represent the fair value of the Fund's investments.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Cost of investments represents amortized cost.
    (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.
    (D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal
Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.
    The Fund has an unused capital loss carryover of approximately $445,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to January 31, 1997. The carryover does not include net realized securities losses from November 1, 1996 through January 31, 1997 which are treated, for Federal income tax purposes, as arising in fiscal 1998. If not applied, $177,000 of the carryover expires in fiscal 2003, $112,000 expires in fiscal 2004 and $156,000 expires in fiscal 2005.
    At January 31, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

DREYFUS TAX EXEMPT CASH MANAGEMENT
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
NOTE 2_MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .20 of 1% of the value of the Fund's average daily net assets and is payable monthly.
    Unless the Manager gives the Fund's investors 90 days notice to the contrary, the Manager and not the Fund, will be liable for Fund expenses (exclusive of taxes, brokerage, interest on borrowings and, with the prior written consent of the necessary state securities commissions, extraordinary expenses) other than the following expenses, which will be borne by the Fund: the management fee, and with respect to the Fund's Administrative Shares, Investor Shares and Participant Shares, Rule 12b-1 Service Plan expenses.
    (B) Under the Fund's Service Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, relating to its Administrative Shares, Investor Shares and Participant Shares, the Fund (a) reimburses the Distributor for distributing such classes of shares and (b) pays the Manager, Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, and their affiliates (collectively, "Dreyfus") for advertising and marketing relating to such classes of shares and for providing certain services relating to shareholder accounts in such classes of shares, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts ("Servicing"), at an aggregate annual rate of .10, .25 and .40 of 1% of the value of the average daily net assets of Administrative Shares, Investor Shares and Participant Shares, respectively. Both the Distributor and Dreyfus may pay one or more Service Agents (a securities dealer, financial institution or other industry professional) a fee in respect of the Fund's Administrative Shares, Investor Shares and Participant Shares owned by the shareholders with whom the Service Agent has a Servicing relationship or for whom the Service Agent is the dealer or holder of record. Both the Distributor and Dreyfus determine the amounts, if any, to be paid to the Service Agents under the Plan and the basis on which such payments are made. The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended January 31, 1997, $142,130 was charged to the Fund pursuant to the Plan with respect to the Fund's Investor Shares. The amounts charged to the Fund with respect to Administrative Shares and Participant Shares for the period ended January 31, 1997 were immaterial.
    (C) Each trustee receives an annual fee of $3,000 and an attendance fee of $500 per meeting.


DREYFUS TAX EXEMPT CASH MANAGEMENT
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
SHAREHOLDERS AND BOARD OF TRUSTEES
DREYFUS TAX EXEMPT CASH MANAGEMENT
    We have audited the accompanying statement of assets and liabilities of Dreyfus Tax Exempt Cash Management, including the statement of investments, as of January 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of January 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Tax Exempt Cash Management at January 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                          [Ernst & Young LLP signature logo]

New York, New York
March 6, 1997






DREYFUS TAX EXEMPT CASH MANAGEMENT
IMPORTANT TAX INFORMATION (UNAUDITED)
    In accordance with Federal tax law, the Fund hereby designates all the dividends paid from investment income_net during the fiscal year ended January 31, 1997 as "exempt_interest dividends" (not generally subject to regular Federal income tax).
[Dreyfus lion "d" logo]
Registration Mark
DREYFUS TAX EXEMPT
CASH MANAGEMENT
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940









Printed in U.S.A.                264/675/583/593AR971
[Dreyfus logo]
Registration Mark

Tax Exempt
Cash Management
Annual Report
January 31, 1997